UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 1, 2005

Commission File Number  0-15949

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

California	94-2862863
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification No.)

100 Rowland Way, Suite 300, Novato, CA	94945
(Address of principal executive offices)	(Zip code)

(415) 878-4000
(Registrant's telephone number including area code)

This Form 8-K/A amends the current report on Form 8-K dated July 8, 2005 (filed July 7, 2005) to include Item 9.01-Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements presented below are based on the historical financial statements of International Microcomputer Software, Inc. (the “Company“) and give effect to the disposition of Allume Systems, Inc.   The pro forma condensed consolidated balance sheet gives effect to the sale to Smith Micro Software, Inc. as if it occurred as of June 30, 2004.  The unaudited pro forma condensed consolidated statements of operations eliminate the Allume operations of the business sold in order to reflect the operations of the Company, as if the business had been sold as of the date of original purchase of Allume by IMSI (April 19, 2004) for the year ended June 30, 2004 and the nine months ended March 31, 2005.

The unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 2004 reflect the pro forma adjustments necessary to eliminate the results of the Allume operations, including revenue, cost of services and other costs and expenses related to Allume Systems, Inc. The pro-forma financial information purports to represent what the Company’s results of operations would have been had the sale of Allume to Smith Micro Software, Inc. occurred on April 19, 2004.

The unaudited pro forma condensed consolidated balance sheet is presented for illustrative purposes only and is not necessarily indicative of the financial position that would have been achieved had the pro forma events described in the notes to the pro forma condensed consolidated balance sheet described below been completed as of April 19, 2004.

The following pro forma condensed consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements and the accompanying notes thereto included in the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2004, and Quarterly Reports on Form 10-QSB for the nine months ended March 31, 2005.

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)

		Year Ended June 30, 2004
	IMSI	Allume Systems, Inc.	Pro-forma Adjustments	Notes	Pro- forma IMSI

Revenue	$11,985	($1,968)			$10,017
Cost of revenue	4,137	(488)			3,649
Gross profit	7,848	(1,480)			6,368

Operating expenses:
Sales and marketing	5,190	(763)			4,427
General and administrative	3,910	(233)			3,677
Research and development	2,519	(480)			2,039
Total operating expenses	11,619	(1,476)			10,143

Income (loss) from operations	(3,771)	(4)			(3,775)

Other income and expense
Interest and other, net	78	(14)	41	(A)	105
Realized gain on marketable securities	585				585
Unrealized gain on marketable securities	1,982				1,982
Loss on disposal of fixed assets	(13)				(13)
Gain (loss) on sale of product line	59				59
Gain on extinguishment of debt	76				76
Gain (loss) on sale of subsidiary	0		(260)	(B)	(260)
Gain (loss) before income tax	(1,004)	(18)	(219)		(1,241)

Provision for income taxes (benefit)	38	(45)			(7)

Loss from Continuing Operations	(1,042)	27	(219)		(1,234)

Income (loss) from discontinued operations, net of tax	(312)				(312)
Gain from the sale of discontinued operations, net of tax	2,000				2,000

Net Income	$646	27	(219)		$454

Other comprehensive income
Foreign currency operations	(8)				(8)
Comprehensive income	$638	27	(219)		$446
Basic earnings (loss) per share
Loss from continuing operations	($0.04)				($0.05)
Income (loss) from discontinued operations, net of income tax	($0.01)				($0.01)
Gain from the sale of discontinued operations, net of income tax	$0.08				$0.08
Net income	$0.03				$0.02
Diluted earnings (loss) per share
Net income (loss) from continuing operations	($0.04)				($0.05)
Income from discontinued operations, net of income tax	($0.01)				($0.01)
Gain from the sale of discontinued operations, net of income tax	$0.08				$0.08
Net income	$0.03				$0.02

Shares used in computing basic earnings per share	23,838				23,838
Shares used in computing diluted earnings per share	23,838				23,838

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)

		Nine Months Ended March 31, 2005
	IMSI	Allume Systems, Inc.	Pro-forma Adjustments	Notes	Pro- forma IMSI

Revenue	$18,054	($7,641)			$10,413
Cost of revenue	4,833	(1,417)			3,416

Gross profit	13,221	(6,224)			6,997

Operating expenses:
Sales and marketing	7,259	(2,736)			4,523
General and administrative	3,590	(817)			2,773
Research and development	3,078	(1,823)			1,255

Total operating expenses	13,927	(5,376)			8,551

Loss from operations	(706)	(848)			(1,554)

Other income and expense
Interest and other, net	(42)	(12)	246	(A)	192
Realized/unrealized gain (loss)on marketable securities	145				145
Loss on disposal of fixed assets	0				0
Gain (loss) on sale of product line	33				33
Gain on extinguishment of debt	0				0
Gain on sale of subsidiary	0				0
Gain (loss) before income tax	(570)	(860)	246		(1,184)

Provision for income taxes	(10)				(10)

Gain (loss) from Continuing Operations	(580)	(860)	246		(1,194)

Income (loss) from discontinued operations, net of tax	(5)				(5)
Gain from the sale of discontinued operations, net of tax	53				53

Net Income (Loss)	(532)	(860)	246		(1,146)

Other comprehensive income
Foreign currency operations	(39)				(39)
Comprehensive income	($570)	$(860)	$246		($1,184)
Basic earnings (loss) per share
Loss from continuing operations	($0.02)				($0.04)
Income (loss) from discontinued operations, net of income tax	($0.00)				($0.00)
Gain from the sale of discontinued operations, net of income tax	$0.00				$0.00
Net income	($0.02)				($0.04)
Diluted earnings (loss) per share
Net income (loss) from continuing operations	($0.02)				($0.04)
Income from discontinued operations, net of income tax	($0.00)				($0.00)
Gain from the sale of discontinued operations, net of income tax	$0.00				$0.00
Net income	($0.02)				($0.04)

Shares used in computing basic earnings per share	27,623				27,623
Shares used in computing diluted earnings per share	27,623				27,623

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(In thousands, except per share data)

		Year Ended June 30, 2004
	IMSI	Allume Systems, Inc.	Pro-forma Adjustments	Notes	Pro- forma IMSI
ASSETS
Current assets:
Cash and cash equivalents	$3,212	($472)	$9,745	(C)	$12,485
Restricted cash and cash equivalents	0		126	(C)	126
Investment in marketable securities	2,151		1,000	(C)	3,151
Receivables, less allowances for doubtful accounts	2,522	(950)			1,572
Inventories, net of reserves for obsolescence	1,122	(539)			583
Receivable, other (related to discontinue operations)	1,000				1,000
Notes receivable from related party	350				350
Other current assets	552	(132)			420
Assets related to discontinued operations	828	(692)			136
Total current assets	11,737	(2,785)	10,871		19,823

Fixed assets, net	637	(217)			420

Intangible Assets
Capitalized software, net	2,748	(1,933)			815
Domain names, net and trademarks, net	2,275	(1,003)			1,272
Distribution rights, net	594	(389)			205
Capitalized customer lists	843	(605)			238
Goodwill	7,559	(6,810)			749
Total Intangible Assets	14,019	(10,740)			3,279

Other assets:
Prepaid expense	99	(99)			0
Investment in securities	1,771				1,771
Total other assets	1,870	(99)			1,771

Total assets	$28,263	($13,841)	$10,871		$25,293

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short term debt	$3,557	($182)	88	(D)	$3,463
Trade accounts payable	2,375	(956)			1,419
Accrued and other liabilities	1,751	(392)	581	(E)	1,940
Total current liabilities	7,683	(1,530)	669		6,822

Liabilities related to discontinued operations	397				397
Long-term debt and other obligations	2,318	(1,376)			942
Total liabilities	10,398	(2,906)	669		8,161

Shareholders’ Equity
Common stock, no par value; 300,000,000 shares authorized; 6,261,829 shares issued and outstanding	41,512	(47)			41,465
Accumulated deficit	(23,577)	(10,888)	10,202		(24,263)
Accumulated other comprehensive income	(70)				(70)
Total shareholders’ equity	17,865	(10,935)	10,202		17,132
Total liabilities and shareholders’ equity	$28,263	($13,841)	$10,871		$25,293

See accompanying notes to pro forma condensed consolidated financial statements.

Notes to Pro Forma Information

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(A) Deemed interest of $41,000 and $246,000 earned on sales proceeds during the fiscal years 2004 and 2005, respectively.

(B) The pro forma loss on sale of Allume Systems, Inc. of $260,000 is calculated as: the total consideration received of $10.7 million less: (x) the Company’s net investment in Allume Systems, Inc. of $10.4 million and (y) estimated liabilities for sales expenses of $581,000. Within this consideration received is $126,000 of escrowed funds and currently excluded from this calculation is $1.9 million in escrowed cash and Smith Micro Software, Inc. common stock consideration. Release of the $1.9 million in cash and stock would change the calculated gain (loss) on sale. Changes to the estimated preliminary working capital guarantee adjustment would change the calculated gain (loss) on sale.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(C) The pro forma activity proceeds of the sale of Allume Systems, Inc. At the closing on July 1, 2005, the Company received cash proceeds of $9.7 million and marketable securities of $1.0 million. Escrow amounts included $1,250,000 in cash and Smith Micro Software, Inc. common stock valued at $750,000 and $126,000 of the escrowed amounts are currently shown as consideration. The market value of the common stock is based on the average of the closing price of the Purchaser’s stock on the ten (10) trading days ended June 29, 2005.

(D) The pro forma adjustment to short term debt and other obligations of $88,000 is an estimated preliminary working capital guarantee adjustment.

(E) The pro forma adjustment to accrued and other liabilities includes pro forma sale expenses of $581,000 for severance, accounting, legal and escrow fees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

Dated: September 14, 2005	By:	/s/ MARTIN WADE, III

Name: Martin Wade, III Title: Chief Executive Officer